SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential of Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.  240.14a-11(c) or ss.  240.14a-12

                           SHORE FINANCIAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                           SHORE FINANCIAL CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies


        ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:  _______________________________________________
    2)  Form Schedule or Registration Statement No.:  __________________________
    3)  Filing Party:  _________________________________________________________
    4)  Date Filed:  ___________________________________________________________

                           SHORE FINANCIAL CORPORATION

                             25253 LANKFORD HIGHWAY
                              ONLEY, VIRGINIA 23418



                                 April 29, 1998



Dear Shareholder:

         You are cordially invited to attend the first Annual Meeting of Shareholders of Shore Financial Corporation. The meeting will be held on Thursday, May 28, 1998 at 1:00 p.m. at The Eastern Shore Chamber of Commerce located on U.S. Route 13, Melfa, Virginia.

         The primary business of the meeting will be the election of directors to serve for a three-year term and the ratification of the Company's independent auditors for the fiscal year 1998. We also will report to you on the condition and performance of the Company and its subsidiary, Shore Bank, and you will have ample opportunity to question management on matters that affect the interests of all shareholders.

         We hope you will be with us on May 28th for the meeting. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided.

         We sincerely appreciate your support and look forward to seeing you at the Annual Meeting.


                                           Sincerely,

                                           /s/ Scott C. Harvard
                                           ----------------------------------
                                           Scott C. Harvard
                                           President and Chief Executive Officer

                           Shore Financial Corporation


--------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                           To be Held on May 28, 1998


         The Annual Meeting of Shareholders of Shore Financial Corporation will be held on May 28, 1998 at 1:00 p.m. at The Eastern Shore Chamber of Commerce located on U.S. Route 13, Melfa, Virginia, for the following purposes:

         1.       To elect three (3) directors to serve for a three-year term;

         2. To ratify the selection by the Board of Directors of Goodman & Company, L.L.P., independent certified public accountants, as auditors of the Company for fiscal 1998; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed April 14, 1998, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                                              By Order of the Board of Directors

                                              /s/ Steven M. Belote
                                              -------------------------------
                                              Steven M. Belote
                                              Corporate Secretary


Onley, Virginia
April 29, 1998


         Please promptly complete, sign, date and return the enclosed proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting in person, you may, if you desire, withdraw your proxy and vote your own shares.

                  25253 Lankford Highway, Onley, Virginia 23418

                           SHORE FINANCIAL CORPORATION
                                 --------------

                                 PROXY STATEMENT
                                 --------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 28, 1998


                                     GENERAL

         The enclosed proxy is solicited by the Board of Directors of Shore Financial Corporation (the "Company") for the first Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Thursday, May 28, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and accompanying proxy is April 29, 1998.

Revocation and Voting of Proxies

         Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights of Shareholders

         Only shareholders of record at the close of business on April 14, 1998 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on the Record Date, 1,810,812 shares of the Company's common stock, par value $0.33 per share ("Common Stock"), were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.

         Each share of Common Stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

Solicitation of Proxies

         The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary, may be made in person or by telephone, or special letter by officers and employees of the Company or its wholly owned subsidiary, Shore Bank (the "Bank"), acting without compensation other than regular compensation.

                              ELECTION OF DIRECTORS
                                 (Proposal One)

Directors

         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes (I, II and III) which are as nearly equal in number as possible. The term of office for Class I directors will expire at the Annual Meeting. The three persons named immediately below, each of whom currently serves as a director of the Company, will be nominated to serve as Class I directors. If elected, the three nominees will serve until the Annual Meeting of Shareholders held in 2001. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If for any reason any of the persons named as nominees below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

         There are no family relationships among any of the directors or among any directors and any officer. None of the directors serve as directors of other publicly-held companies.

         The tables below present information concerning the nominees for director of the Company and each director whose term continues, including their tenure as a director of the Bank.

         The Board of Directors recommends that shareholders vote FOR the three nominees set forth below. The three nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected directors of the Company.


                                    Served as                         Principal Occupation
    Name (Age)                 Director Since (1)                    During Past Five Years
    ----------                 ------------------                    ----------------------
Class I (Nominees):

Terrell E. Boothe (54)                1985                President, Terrell E. Boothe, Inc.,  an insurance
                                                          agency located in Chincoteague, Virginia.

D. Page Elmore (58)                   1995                President and Chief Operating Officer, Shore Disposal, Inc.,
                                                          a waste  management  company  based  in  Painter,  Virginia;
                                                          President and Chief  Operating  Officer,  James H. Hartman &
                                                          Sons,  Inc., a trucking  company  headquartered in Pocomoke,
                                                          Maryland.

A. Jackson Mason (64)                 1968                President, Mason-Davis Co., Inc., a diversified real
                                                          estate corporation based in Accomac, Virginia.





Class II (Directors Serving Until the 1999 Annual Meeting):

Dr. Lloyd J. Kellam, III (43)         1992                Physician, Eastern Shore Physicians and Surgeons,
                                                          Nassawadox, Virginia.

Henry P. Custis, Jr. (52)             1987                Chairman of the Board of the Company and the Bank;
                                                          Partner, Custis, Lewis & Dix, a law firm located in
                                                          Accomac, Virginia.

L. Dixon Leatherbury (48)             1981                President and General Manager, Leatherbury Equipment
                                                          Co., Cheriton, Virginia; President, Wakefield
                                                          Equipment Co., Wakefield, Virginia.

Class III (Directors Serving Until the 2000 Annual Meeting):

Richard F. Hall, III (45)             1997                Owner, Loblolly Farms, Accomac, Virginia; Owner,
                                                          Seaside Produce, Accomac, Virginia.

Scott C. Harvard (43)                 1985                President and Chief Executive Officer of the Company
                                                          and the Bank.

------------------
(1)      Includes service as a director of the Bank.

Board of Directors and Committees

         In 1997, the Board of Directors of the Company held an organizational meeting in connection with the holding company reorganization of the Bank. The Board of Directors of the Bank met 12 times in 1997. No incumbent director attended less than 75% of the aggregate total number of meetings of the Board of Directors and its committees on which he served in 1997.

         The Board of Directors of the Bank has established various committees, including Loan, Investment, Audit/Expense and Compensation. The full Board of Directors of the Company serves as the Nominating Committee and the directors who serve on the Audit/Expense Committee of the Bank also serve the Company in such capacity.

         Loan Committee. The Loan Committee considers new loan applications which are in excess of individual officer limits and monitors (with management) the Bank's loan portfolio. The Loan Committee consists of the President and one additional director, with the directors rotating their service on this committee on a monthly basis. The Loan Committee met weekly in 1997.

         Investment Committee. The Investment Committee sets guidelines for the Bank's investment policies and reviews and decides all investment decisions of the Bank in excess of $1.0 million. The Investment Committee, which is comprised of Messrs. Custis, Harvard, Belote and Mason, met twice during 1997.

         Audit/Expense Committee. The Audit/Expense Committee is responsible for receiving audit and examination reports of the internal accounting staff of the Company and the Bank, the independent public accountants and the banking examiners. The Audit/Expense Committee met twice in 1997. The present members of the Audit/Expense Committee are Messrs. Hall, Harvard, Custis and Boothe.

         Compensation Committee. The Compensation Committee reviews senior management's performance and compensation, and also reviews and sets guidelines for compensation of all employees. The Compensation Committee, which is comprised of Messrs. Kellam, Harvard, Custis and Boothe, met twice during 1997.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of April 14, 1998, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company as a group.



                                                       Amount and
                                                       Nature of
                                                       Beneficial       Percent
  Name of Beneficial Owner                            Ownership (1)     of Class
  ------------------------                            -------------     --------

     Richard F. Hall, Jr.
     P. O. Box 6                                      165,000   (2)        8.9%
     Accomac, Virginia 23301

  Directors:

     Terrell E. Boothe.............................     15,600              (3)
     Henry P. Custis, Jr...........................    128,059             6.9%
     D. Page Elmore................................      1,877              (3)
     Richard F. Hall, III..........................     55,258  (2)        3.0%
     Scott C. Harvard..............................     62,279  (2)(4)     3.4%
     Dr. Lloyd J. Kellam, III......................      4,587  (2)         (3)
     L. Dixon Leatherbury..........................     32,950             1.8%
     A. Jackson Mason..............................     48,000  (2)        2.6%

     All directors and executive officers
        as a group (9 persons).....................    352,947  (4)       19.1%
-----------------
(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.

(2) Includes shares held by affiliated corporations, close relatives and minor children, and shares held jointly with spouses or as custodians or trustees, as follows: Mr. Hall, Jr., 48,000 shares, Mr. Hall III, 25,767 shares, Mr. Mason, 4,500 shares, Dr. Kellam, 60 shares, and Mr. Harvard, 6,508 shares.

(3) Represents less than 1% of Company Common Stock.

(4) Includes 29,000 shares that may be acquired by Mr. Harvard, and 2,000 shares that may be acquired by Steven M. Belote, Vice President and Chief Financial Officer of the Company, pursuant to currently exercisable options granted under the Bank's Stock Option Plan.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Exchange Act, directors and executive officers of the Company are required to file reports with the Securities Exchange Commission ("SEC") indicating their holdings of and transactions in the Company's equity securities. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during the fiscal year ended December 31, 1997. As the reorganization of the Bank into the holding company form of organization did not take place until March 1998, all such filings were made with the Bank's primary federal regulator, the Office of Thrift Supervision.


                             MANAGEMENT COMPENSATION

         During 1997, the only executive officer of the Company who received annual compensation in excess of $100,000 was Scott C. Harvard, the President and Chief Executive Officer. The following table sets forth certain information on the compensation awarded or paid to Mr. Harvard from the Bank during the years indicated.

                           Summary Compensation Table

                                                                             Long-term
                                                                            Compensation
                                                                            ------------
                                          Annual Compensation(1)             Securities
         Name and                       --------------------------           Underlying            All Other
    Principal Position        Year        Salary            Bonus            Options(2)         Compensation(3)
    ------------------        ----        ------            -----            ----------         ---------------
Scott C. Harvard              1997      $ 110,000         $ 25,000               5,000              $11,700
  President and Chief         1996        100,000           20,000               ---                 10,800
   Executive Officer          1995         92,500           10,000              12,000                9,100

------------------
(1) Does not include certain perquisites and other personal benefits, the amounts of which are not shown because the aggregate amount of such compensation during the year did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.

(2) Consists of awards granted pursuant to the Bank's 1992 Stock Option Plan during the years indicated, as adjusted for the three-for-one stock split effected on June 10, 1997, and the two-for-one stock split effected in the form of a stock dividend on October 15, 1996. This plan does not permit grants of restricted stock, and it is the only stock-based long term compensation plan currently in effect.

(3) Represents contribution to the Bank's 401(k) profit sharing plan for the named executive officer.

Stock Option Grants in 1997

         The following table sets forth certain information concerning stock options granted pursuant to the Bank's 1992 Stock Option Plan to the President and Chief Executive Officer of the Company during 1997.

                              Option Grants in 1997

                                                    Percent of
                              Number of               Total
                                Shares               Options
                              Underlying           Granted to              Exercise
                               Options              Employees              Price per           Expiration
         Name                  Granted               in 1997                Share(1)              Date
         ----                  -------               -------                --------              ----
   Scott C. Harvard            5,000                  50.0%                 $8.25               8/15/2007

---------------------
(1) The exercise price is based on the market value of a share of Common Stock at the time the option was granted.

Stock Option Exercises in 1997 and Year-end Option Values

         The following table shows certain information with respect to the number and value of unexercised options at year-end. No stock options were exercised during 1997 by Mr. Harvard.

                                                                 Number of                     Value of
                                                               Shares Underlying              Unexercised
                            Number of                             Unexercised                 In-the-Money
                         Shares Acquired       Value              Options at                   Options at
        Name               on Exercise        Realized        December 31, 1997           December 31, 1997 (1)
        ----               -----------        --------        -----------------           ---------------------
Scott C. Harvard               ---                 ---               35,000                     $352,200

------------------------
1) Calculated by subtracting the exercise price from the fair market value of the stock at December 31, 1997.

Compensation of Directors

         The members of the Board of Directors of the Company, and committees thereof, receive no fees for their services.

         During 1997, each member of the Board of Directors of the Bank was paid a monthly fee of $400 regardless of whether he attended meetings of the Board, except for Richard F. Hall, Jr., who received a monthly fee of $800 as Chairman of the Board of the Bank, and Mr. Harvard, who is not compensated for his service as director. Each director was paid $50 for each committee meeting attended, except for Mr. Harvard. Effective October 1, 1997, each director's monthly fee was increased to $500, the Chairman's fee was increased to $1,000, and committee member fees were increased to $100 per meeting.

Employment Agreement

         On December 1, 1992, the Bank and Mr. Harvard entered into an employment agreement regarding Mr. Harvard's services to the Bank (the "Agreement"). The Agreement was initially in effect for a three-year period which expired in 1995. The Bank has extended such agreement for one-year periods since such expiration under terms substantially the same as those set forth in the Agreement. The Agreement provides for an annual base salary to be paid to Mr. Harvard, which the Board may increase upon its renewal thereof. Pursuant to the Agreement, the Bank may terminate Mr. Harvard's employment at any time, but any termination by the Bank other than "termination for cause" as such term is defined in the Agreement, will not effect Mr. Harvard's right to receive compensation and other benefits pursuant to the terms of the Agreement. If Mr. Harvard was terminated for cause during the term of Agreement, he would have no right to receive compensation or other benefits for any period after such termination. In the event that Mr. Harvard is terminated without cause, he shall receive his salary and certain benefits for a period of twelve months from the date of such termination. The definition of "termination without cause" includes termination of employment following the sale, liquidation or cessation of the business of the Bank.

Benefits

         401(k) Profit Sharing Plan. The Bank maintains a 401(k) profit sharing plan (the "401(k) Plan"). The 401(k) Plan is designed to promote the future economic welfare of the employees of the Bank and to encourage employee savings. Employee deferrals of salary and employer contributions made under the 401(k) Plan, together with the income thereon, are accumulated in individual accounts maintained in trust on behalf of the employee participants, and is made available to the employee participants upon retirement and under certain other circumstances as provided in the Plan. Since employee deferrals of salary and employer contributions made under the 401(k) Plan are made on a tax deferred basis, employee participants are able to enjoy significant income tax savings by participating in the 401(k) Plan.

         An employee of the Bank becomes eligible to participate in the 401(k) Plan on the entry date (January 1 or July 1) nearest the date he or she completes a year of service (provided he or she is at least age 21). A year of service is a 12 consecutive month period in which the employee works at least 1,000 hours for the Bank. Participants may elect to defer amounts between 2-10% of their annual compensation to the 401(k) Plan, subject to certain limits imposed by law. The Bank makes matching contributions equal to 100% of the first 3% of compensation deferred, 50% of the next 3%, and may make additional discretionary matching contributions. The Bank may also make discretionary profit sharing contributions, allocated to eligible employees on the basis of relative compensation, or "qualified nonelective contributions" allocated on the basis of relative compensation but only to eligible non-highly compensated employees. During 1997, the Bank contributed $67,400 to the 401(k) Plan, $11,700 of which was for the benefit of Mr. Harvard.

         Stock Option Plan. On December 21, 1992, the Board of Directors adopted the Shore Savings Bank, F.S.B. 1992 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan is designed to attract and retain qualified personnel in key positions, provide employees with a proprietary interest in the Bank as an incentive to contribute to the success of the Bank and reward employees for outstanding performance and the attainment of targeted goals. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("incentive stock options"), and non-qualified stock options.

         The Stock Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") which is "disinterested" pursuant to applicable regulations under the Federal securities laws. Unless sooner terminated, the Stock Option Plan is in effect for a period of ten years from the date of adoption by the Board of Directors.

         Under the Stock Option Plan, the Committee determines which employees will be granted options, whether such options will be incentive or non-qualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. In general, the per share exercise price of an incentive stock option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted. The per share exercise price of a non-qualified stock option shall be not less than 50% of the fair market value of a share of Common Stock on the date the option is granted.

         Stock options shall become vested and exercisable in the manner specified by the Committee. In general, each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until ten years after its date of grant. Stock options are nontransferable except by will or the laws of descent and distribution.


                              CERTAIN TRANSACTIONS

         Certain directors and executive officers of the Company and the Bank, members of their immediate families, and corporations, partnerships and other entities with which such persons are associated, are customers of the Bank. In the ordinary course of business, the Bank makes loans available to such parties which are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers, except that the Bank reduces the interest rate by one percentage point on primary residential mortgage loans made to full-time employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         The Bank has a lease agreement with Richard F. Hall, Jr., the former Chairman of the Bank and the father of Richard F. Hall, III, a director, with respect to the real property on which its main office is located. The lease payment is $1,200 per month for 12 years with four five-year renewals. Each renewal will be at the option of the Bank and the renewal leases will be based on the previous lease rate after being adjusted for changes in the consumer price index.

         In August 1997, the Bank entered into an agreement with a Maryland general partnership, of which D. Page Elmore, a director, is a general partner, to lease the building which houses the Bank's new Salisbury, Maryland branch location. The lease term began on September 1, 1997 and expires in August 2002. The agreement provides for three five-year renewal periods at the Bank's option. Monthly lease payments during the term of the lease are $2,250 and range from $2,643 to $3,650 monthly during the renewal periods.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                 (Proposal Two)

         The Board of Directors, upon recommendation of the Audit/Personnel Committee, has appointed Goodman & Company, L.L.P., as the Company's independent public accountants for the year ending December 31, 1998, and has further directed that management submit the selection of independent public accountants for ratification by the shareholders at the Annual Meeting.

         The engagement of BDO Seidman, LLP as the Bank's independent auditors was terminated in March 1997, and Goodman & Company, L.L.P. was engaged in March 1997, and remains as the independent auditors of the Company and the Bank. The decision to change auditors was approved by the Board of Directors of the Bank.

         During 1995 and 1996, the independent auditor's report with respect to the Company's financial statements neither contained an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit-scope or accounting principles. During 1995 and 1996, and up to the date of the discontinuation of services of BDO Seidman, LLP, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. During that period, the Bank did not consult with Goodman & Company, L.L.P. regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any other matter that would be required to be reported herein.

         Goodman & Company, L.L.P. has advised the Company that neither the firm nor any member of the firm now has, or has held since the Company's inception in September 1997, any direct or indirect financial interest in the Company. Representatives of the firm are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Goodman & Company, L.L.P. as independent auditors for the fiscal year ending December 31, 1998.


                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is scheduled to be held in April 1999, must be received by the Company's Corporate Secretary, Steven M. Belote, Shore Financial Corporation, 25253 Lankford Highway, Onley, Virginia 23418, on or before
December 29, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article I, Section 8 of the Company's Bylaws, which provides that business at an annual meeting of shareholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company not later than 90 days in advance of the annual meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for conducting such business at the annual meeting,
(b) the name and record address of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for 1997, excluding exhibits, (reflecting the transitional six month period ended December 31, 1997) filed with the Securities and Exchange Commission on March 31, 1998, can be obtained without charge by writing to Steven M. Belote, Vice President, Corporate Secretary and Chief Financial Officer, 25253 Lankford Highway 23418.

PROXY

                           SHORE FINANCIAL CORPORATION

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Henry P. Custis, Jr., Scott C. Harvard, and Dr. Lloyd J. Kellam, III, jointly and severally, proxies, with full power to act alone and with full power of substitution, to represent the undersigned and vote all shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of Shore Financial Corporation to be held on Thursday, May 28, 1998 at 1:00 p.m. at The Eastern Shore Chamber of Commerce, Melfa, Virginia, or any adjournment thereof, on each of the following matters:

1. To elect three Class I directors to serve until the Annual Meeting of Shareholders in 2001.

   [ ] FOR all Nominees listed below [ ] WITHHOLD AUTHORITY TO VOTE FOR THOSE
                                            INDICATED BELOW

         Terrell E. Boothe          D. Page Elmore            A. Jackson Mason

       NOTE: You may line through the name of any individual nominee for whom you wish to withhold your vote.

2. To ratify the selection by the Board of Directors of Goodman & Company, L.L.P., independent certified public accountants, as auditors of the Company for 1998.

        [ ] FOR              [ ] AGAINST          [ ]  ABSTAIN


3. The transaction of any other business which may properly come before the Meeting. Management at present knows of no other business to be presented at the Meeting.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each proposal.

         When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.


Date: ___________________, 1998           _____________________________________
                                          Signature


                                          _____________________________________
                                          Signature if held jointly